                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 2, 1999 (July 28, 1999)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



               1-983                                25-0687210
      (Commission File Number)            (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN            46545-3440
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code: 219-273-7000

ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on July 28, 1999 announcing it's second quarter 1999 earnings. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1   Press release dated July 28, 1999.







                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NATIONAL STEEL CORPORATION

Date: August 2, 1999                  By: /s/ Glenn H. Gage
                                         ---------------------------------------
                                          Glenn H. Gage
                                          Senior Vice President and Chief
                                           Financial Officer